AMERICAN GENERAL LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY CONTRACTS
                           SEPARATE ACCOUNT D
                             WM ADVANTAGE(R)
                      WM STRATEGIC ASSET MANAGER(R)

                    SUPPLEMENT DATED FEBRUARY 24, 2015
                TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED


     The purpose of this supplement is to notify Contract owners of the proposed reorganizations of the following Accounts, all parties of which are series of the Principal Variable Contracts Funds, Inc. (the "Trust"):

       Acquired Fund                     Acquiring Fund
Principal VCF LargeCap Blend             Principal VCF Capital Appreciation
Account II                               Account
Principal VCF SmallCap Growth            Principal VCF SmallCap Blend Account
Account II

     The Acquired Fund will merge with and into the Acquiring Fund as indicated below (the "Reorganization").

     The Company received notification that the Board of Directors of the Trust approved a Plan of Acquisition pursuant to which the Acquired Funds will be reorganized with and into the Acquiring Funds, with the Acquiring Funds being the surviving fund. As a result of each Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. Immediately following the Reorganization, the Acquired Funds will liquidate and terminate.

     The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held on or about April 10, 2015. The Reorganization, if approved by the shareholders of the Acquired Funds, is expected to be consummated at the close of business on or about April 17, 2015 (the "Closing Date"). If you had account values invested in the Acquired Funds as of February 6, 2015 (the record date for the shareholders' meetings), proxy materials for the shareholders' meeting will be mailed to you so that you can vote your interests.

     On the Closing Date, the Acquiring Funds will become available as an
investment option under your  Contracts.   All Contract account values in the
subaccount supported by the Acquired Funds will be automatically transferred
into the Acquiring Funds subaccount.   Only the underlying Fund will change,
not the investment option itself.

     At any time before 3:00 p.m. central time on the business day prior to the Closing Date, you may transfer your Contract account value in the Acquired Funds' subaccount to any of the other variable investment options
available under your Contract.   You may give us instructions to transfer
your account value to another investment option by calling the Annuity Service Center at the number below. Please review your fund prospectuses for
information about the other variable investment options.   For additional
fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

     If we receive any new instruction from you for allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Funds' investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be treated as if received
after 3:00 p.m. CT on the Closing Date.   Your allocation or transfer will be
processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date.

     Existing automatic instructions for dollar cost averaging or asset rebalancing into or out of the Acquired Funds (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Funds.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the
Acquired Funds' investment option.   If you have any questions, please
contact our Annuity Service Center at 1-800-277-0914.